SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 5, 2020

Date of Report

(Date of Earliest Event Reported)

DYNARESOURCE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W. Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039

(Address of principal executive offices (zip code))

(972) 868-9066

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 5, 2020 (the “Engagement Date”), DynaResource, Inc. (the “Company”) engaged Armanino LLP (“Armanino”) as its independent registered public accounting firm for the Company’s fiscal year ending December 31, 2020. The decision to engage Armanino as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Armanino regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Armanino concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a “disagreement” (as defined in Item 304 of Regulation S-K) or a “reportable event” (as defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

On September 8, 2020, the Company received a communication from the Company’s independent accounting firm, Whitley Penn LLP (“Whitley Penn”), that the firm is declining to stand for reappointment as the Company’s auditor for the fiscal year 2020 audit.

Whitley Penn’s report on the Company’s financial statements for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, nor were such financial statements qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2019 and 2018, and through the interim period ended September 8, 2019, there were no “disagreements” (as such term is defined in Item 304 of Regulation S-K) with Whitley Penn on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the fiscal years ended December 31, 2019 and 2018, and through the interim period ended September 8, 2019, there were no “reportable events” (as such term is defined in paragraph (a)(1)(v) of Item 304 of Regulation S-K) except for:

On June 9, 2020, Whitley Penn communicated to the Company that Whitley Penn considered the following deficiencies in the Company’s internal control to be material weaknesses. The Company included reference to these same material weaknesses in its Annual Report on Form 10-K, filed June 9, 2020, under Item 9A, Controls and Procedures / Management’s Annual Report on Internal Control Over Financial Reporting:

o	The limited accounting staff prevent the desired multiple checks and balances prior to processing daily operations.

o	The limited Company staff requires specialized outside accounting assistance to implement additional procedures that are effective, and another review to the process, to ensure that all material information required to be filed in the annual report on Form 10-K has been made known to them.

The Company has provided Whitley Penn with a copy of this Form 8-K and requested that Whitley Penn provide the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements related to them made by the Company in this report. A copy of Whitley Penn’s letter, dated October 5, 2020, is attached as Exhibit 16.1 to this report.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Whitley Penn LLP

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.
(Registrant)

By: /s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO

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